                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ T. J. Usher
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ J. G. Cooper
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ Robert J. Darnall
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ Roy G. Dorrance
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ John G. Drosdick
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ Shirley Ann Jackson
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ Charles R. Lee
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ Dan D. Sandman
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ Seth E. Schofield
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ John P. Surma
                                       ----------------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Thomas J. Usher, John P. Surma, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of up to $600 million of United States Steel Corporation common stock, preferred stock, debt securities (dollar and non-dollar denominated), warrants and convertible securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2003.



                                       /s/ D.C. Yearley
                                       ----------------------------------------